Summary of Significant Accounting Policies (Policies)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Summary of Significant Accounting Policies
Basis of Consolidation and Presentation

Basis of Consolidation and Presentation

        The financial results of Alliance for the ten months ended December 31, 2012 are included in the accompanying statement of income for the year ended December 31, 2012. The financial results of Basin Transload for the eleven months ended December 31, 2013 and of Cascade Kelly for the ten and one-half months ended December 31, 2013 are included in the accompanying statement of income for the year ended December 31, 2013. The Partnership consolidates the balance sheet and results of operations of Basin Transload because the Partnership controls the entity. The accompanying consolidated financial statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 reflect the accounts of the Partnership. Upon consolidation, all intercompany balances and transactions have been eliminated.

Noncontrolling Interest

Noncontrolling Interest

These financial statements reflect the application of ASC 810, “Consolidations” (“ASC 810”) which establishes accounting and reporting standards that require: (i) the ownership interest in subsidiaries held by parties other than the parent to be clearly identified and presented in the consolidated balance sheet within shareholder’s equity, but separate from the parent’s equity; (ii) the amount of consolidated net income attributable to the parent and the noncontrolling interest to be clearly identified and presented on the face of the consolidated statement of income and (iii) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary to be accounted for consistently.

The Partnership acquired a 60% interest in Basin Transload on February 1, 2013.  After evaluating ASC 810, the Partnership concluded it is appropriate to consolidate the balance sheet and statement of income of Basin Transload based on an evaluation of the outstanding voting interests.  Amounts pertaining to the noncontrolling ownership interest held by third parties in the financial position and operating results of the Partnership are reported as a noncontrolling interest in the accompanying consolidated balance sheet and statement of income.

Noncontrolling Interest

        These financial statements reflect the application of ASC 810, "Consolidations" ("ASC 810") which establishes accounting and reporting standards that require: (i) the ownership interest in subsidiaries held by parties other than the parent to be clearly identified and presented in the consolidated balance sheet within shareholder's equity, but separate from the parent's equity; (ii) the amount of consolidated net income attributable to the parent and the noncontrolling interest to be clearly identified and presented on the face of the consolidated statement of operations and (iii) changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary to be accounted for consistently.

        The Partnership acquired a 60% interest in Basin Transload on February 1, 2013. After evaluating ASC 810, the Partnership concluded it is appropriate to consolidate the balance sheet and statement of operations of Basin Transload based on an evaluation of the outstanding voting interests. Amounts pertaining to the noncontrolling ownership interest held by third parties in the financial position and operating results of the Partnership are reported as a noncontrolling interest in the accompanying consolidated balance sheet and statement of income.

Reclassification

Reclassification

        Prior year amounts for amortization of deferred financing fees have been reclassified from selling, general and administrative expenses to interest expense to conform to the current year presentation.

Use of Estimates

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates under different assumptions or conditions. Among the estimates made by management are (i) estimated fair value of assets and liabilities acquired in a business combination and identification of associated goodwill and intangible assets, (ii) mark-to-market gains and losses on derivative instruments, (iii) accruals and contingent liabilities, (iv) allowance for doubtful accounts, (v) Level 3 valuation for crude oil forward purchase and sales contracts, and (vi) assumptions used to evaluate goodwill impairment. Although the Partnership believes these estimates are reasonable, actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

        The Partnership considers highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. The carrying value of cash and cash equivalents, including broker margin accounts, approximates fair value.

Accounts Receivable

Accounts Receivable

        The Partnership's accounts receivable primarily result from sales of refined petroleum products, renewable fuels, crude oil, natural gas and propane to its customers. The majority of the Partnership's accounts receivable relates to its petroleum marketing and crude oil activities that can generally be described as high volume and low margin activities. The Partnership makes a determination of the amount, if any, of a line of credit it may extend to a customer based on the form and amount of financial performance assurances the Partnership requires. Such financial assurances are commonly provided to the Partnership in the form of standby letters of credit, personal guarantees or corporate guarantees.

        The Partnership reviews all accounts receivable balances on a monthly basis and records a reserve for estimated amounts it expects will not be fully recovered. At December 31, 2013 and 2012, substantially all of the Partnership's accounts receivable classified as current assets were within payment terms.

Inventories

Inventories

        Except for its convenience store inventory and its Renewable Identification Numbers ("RINs") inventory, the Partnership hedges substantially all of its inventory, primarily through futures contracts. These futures contracts are entered into when inventory is purchased and are designated as fair value hedges against the inventory on a specific barrel basis. Changes in the fair value of these contracts, as well as the offsetting gain or loss on the hedged inventory item, are recognized in earnings as an increase or decrease in cost of sales. All hedged inventory is valued using the lower of cost, as determined by specific identification, or market. Prior to sale, hedges are removed from specific barrels of inventory, and the then unhedged inventory is sold and accounted for on a first-in, first-out basis. In addition, the Partnership has convenience store inventory and RIN inventory which are carried at the lower of historical cost or market. Inventory held at locations in Oregon and North Dakota was nominal at December 31, 2013 and is carried at the lower of cost or market.

        Inventories consisted of the following at December 31 (in thousands):

	2013	2012
Distillates: home heating oil, diesel and kerosene	$272,760	$235,029
Gasoline	96,539	144,269
Gasoline blendstocks	54,076	119,932
Renewable identification numbers (RINs)	3,186	19,384
Crude oil	87,022	80,273
Residual oil	48,793	29,150
Propane and other	3,443	—
Convenience store inventory	6,987	6,630

Total	$572,806	$634,667

        In addition to its own inventory, the Partnership has exchange agreements for petroleum products with unrelated third-party suppliers, whereby it may draw inventory from these other suppliers (see Revenue Recognition) and suppliers may draw inventory from the Partnership. Positive exchange balances are accounted for as accounts receivable and amounted to $48.2 million and $120.9 million at December 31, 2013 and December 31, 2012, respectively. Negative exchange balances are accounted for as accounts payable and amounted to $46.7 million and $139.5 million at December 31, 2013 and December 31, 2012, respectively. Exchange transactions are valued using current carrying costs.

Property and Equipment

Property and Equipment

        Property and equipment are stated at cost less accumulated depreciation. Expenditures for routine maintenance, repairs and renewals are charged to expense as incurred, and major improvements are capitalized. Depreciation is charged to cost of sales and selling, general and administrative expenses over the estimated useful lives of the applicable assets, using straight-line methods, and accelerated methods are used for income tax purposes. When applicable, the Partnership capitalizes interest on qualified long-term projects and depreciates it over the life of the related asset. The estimated useful lives are as follows:

Buildings, docks, terminal facilities and improvements	5-25 years
Gasoline stations	25 years
Gasoline station equipment	7 years
Fixtures, equipment and capitalized internal use software	3-7 years

        The Partnership capitalizes certain costs, including internal payroll and external direct project costs incurred in connection with developing or obtaining software designated for internal use. These costs are included in property and equipment and are amortized over the estimated useful lives of the related software.

Intangibles

Intangibles

        Intangibles are carried at cost less accumulated amortization. For assets with determinable useful lives, amortization is computed over the estimated economic useful lives of the respective intangible assets, ranging from 2 to 20 years.

Impairment Long-Lived Assets

Impairment Long-Lived Assets

        The Partnership's long-lived assets include property and equipment and intangible assets. Accounting and reporting guidance for long-lived assets requires that a long-lived asset (group) be reviewed for impairment only when events or changes in circumstances indicate that the carrying amount might not be recoverable. Accordingly, the Partnership evaluates for impairment whenever indicators of impairment are identified. If indicators of impairment are present, the Partnership assesses impairment by comparing the undiscounted projected future cash flows from the long-lived assets to their carrying value. If the undiscounted cash flows are less than the carrying value, the long-lived assets will be reduced to their fair value. There were no impairment charges required in 2013, 2012 and 2011.

Goodwill

Goodwill

        Goodwill represents the future economic benefits arising from assets acquired in a business combination that are not individually identified and separately recognized. The Partnership has concluded that its operating segments are also its reporting units. A portion of the Partnership's goodwill is allocated to the Wholesale reporting unit, and a portion of the goodwill is allocated to the Gasoline Distribution and Station Operations ("GDSO") reporting unit.

        Goodwill is tested for impairment annually as of October 1 or when events or changes in circumstances indicate that the carrying amount of goodwill may not be recoverable. The impairment test first includes a qualitative assessment in order to conclude if it is more likely than not that the reporting unit's fair value exceeds its carrying value. Factors considered in the qualitative analysis include changes in the business and industry, as well as macro-economic conditions, that would influence the fair value of the reporting unit as well as changes in the carrying values of the reporting unit. If necessary, the Partnership will then complete a two-step quantitative assessment.

        Factors included in the quantitative assessment include both macro-economic conditions and industry specific conditions. For the quantitative assessment, the reporting unit's fair value is estimated using a weighted average of a discounted cash flow approach and a market comparables approach. In the quantitative assessment, the Partnership compares the fair value of the reporting unit to its carrying value. If the fair value of the reporting unit exceeds the carrying value, goodwill is not impaired and no further testing is required. If the carrying value exceeds the fair value, then the second step must be performed to determine the implied fair value of the reporting unit. If the carrying value exceeds the implied fair value then the Partnership would record an impairment loss equal to the difference. During 2013, the Partnership completed a qualitative assessment for the GDSO reporting unit and no impairment was required. A quantitative assessment was most recently completed in 2012 for this reporting unit. The goodwill allocated to the Wholesale reporting unit was acquired in 2013. Thus, the Partnership elected to complete a step one quantitative assessment for this reporting unit and no such impairment was identified.

Environmental and Other Liabilities

Environmental and Other Liabilities

        The Partnership accrues for all direct costs associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes.

        Estimated losses from environmental remediation obligations generally are recognized no later than completion of the remedial feasibility study. Loss accruals are adjusted as further information becomes available or circumstances change. Costs of future expenditures for environmental remediation obligations are not discounted to their present value.

        Recoveries of environmental remediation costs from other parties are recognized as assets when all related contingencies are resolved, generally upon cash receipt.

        The Partnership is subject to other contingencies, including legal proceedings and claims arising out of its businesses that cover a wide range of matters, including, among others, environmental matters and contract and employment claims. Environmental and other legal proceedings may also include matters with respect to businesses previously owned. Further, due to the lack of adequate information and the potential impact of present regulations and any future regulations, there are certain circumstances in which no range of potential exposure may be reasonably estimated. See Notes 9 and 20.

Asset Retirement Obligations

Asset Retirement Obligations

        The Partnership is required to account for the legal obligations associated with the long-lived assets that result from the acquisition, construction, development or operation of long-lived assets. Such asset retirement obligations specifically pertain to the treatment of underground gasoline storage tanks ("USTs") that exist in those U.S. states which statutorily require removal of the USTs at a certain point in time. Specifically, the Partnership's retirement obligations consist of the estimated costs of removal and disposals of USTs in specific states. The fair value of a liability for an asset retirement obligation is recognized in the year in which it is incurred. The associated asset retirement costs are capitalized as part of the carrying cost of the asset. In certain states, the Partnership has the ability to request reimbursement for UST removal costs from state tank funds. Recoveries for UST costs from these state tank funds are recorded as income in the period received. The Partnership recorded approximately $2.1 million and $1.7 million in total asset retirement obligations which are included in other long-term liabilities in the accompanying balance sheets at December 31, 2013 and 2012, respectively.

Leases

Leases

        The Partnership leases office space, computer and other equipment and railcars through various lease arrangements with various expiration dates. The Partnership is a party to terminal and throughput lease arrangements with certain counterparties at various unrelated terminals. The Partnership is also a party to lease agreements with the Port of St. Helens for land and for access rights to a rail spur located at the Partnership's Oregon facility. The leases assumed in the acquisition were determined to be at market value and, therefore, did not result in an asset or liability recorded in purchase accounting. In addition, the Partnership leases gasoline stations, primarily land and buildings, under operating leases with various expiration dates.

        The Partnership also leases gasoline stations and certain equipment to gasoline station operators under operating leases with various expiration dates.

        Accounting and reporting guidance for leases requires that leases be evaluated and classified as operating or capital leases for financial reporting purposes. The lease term used for lease evaluation includes option periods only in instances in which the exercise of the option period can be reasonably assured and failure to exercise such options would result in an economic penalty. Lease rental expense is recognized on a straight-line basis over the term of the lease.

Revenue Recognition

Revenue Recognition

        Sales relate primarily to the sale of refined petroleum products, renewable fuels, crude oil, natural gas and propane and are recognized along with the related receivable upon delivery, net of applicable provisions for discounts and allowances. The Partnership may also provide for shipping costs at the time of sale, which are included in cost of sales. In addition, the Partnership generates revenue from its logistics activities when it engages in the storage, transloading and shipment of products owned by others. Revenue for logistics services is recognized as services are provided. The amounts recorded for bad debts are generally based upon a specific analysis of aged accounts while also factoring in any new business conditions that might impact the historical analysis, such as market conditions and bankruptcies of particular customers. Bad debt provisions are included in selling, general and administrative expenses. The Partnership also recognizes convenience store sales of gasoline, grocery and other merchandise and commissions on lottery at the time of the sale to the customer. Gasoline station rental income is recognized on a straight-line basis over the term of the lease.

        Revenue is not recognized on exchange agreements, which are entered into primarily to acquire various refined petroleum products, renewable fuels and crude oil of a desired quality or to reduce transportation costs by taking delivery of products closer to the Partnership's end markets. Any net differential for exchange agreements is to be recorded as a nonmonetary adjustment of inventory costs.

        The Partnership collects trustee taxes, which consist of various pass through taxes collected from customers on behalf of taxing authorities, and remits such taxes directly to those taxing authorities. As such, it is the Partnership's policy to exclude trustee taxes from revenues and cost of sales and account for them as current liabilities.

Income Taxes

Income Taxes

        Section 7704 of the Internal Revenue Code provides that publicly-traded partnerships are, as a general rule, taxed as corporations. However, an exception, referred to as the "Qualifying Income Exception," exists under Section 7704(c) with respect to publicly-traded partnerships of which 90% or more of the gross income for every taxable year consists of "qualifying income." Qualifying income includes income and gains derived from the transportation, storage and marketing of refined petroleum products and crude oil to resellers and refiners. Other types of qualifying income include interest (other than from a financial business), dividends, gains from the sale of real property and gains from the sale or other disposition of capital assets held for the production of income that otherwise constitutes qualifying income.

        Substantially all of the Partnership's income is "qualifying income" for federal income tax purposes and, therefore, is not subject to federal income taxes at the partnership level. Accordingly, no provision has been made for income taxes on the qualifying income in the Partnership's financial statements. Net income for financial statement purposes may differ significantly from taxable income reportable to unitholders as a result of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under the Partnership's agreement of limited partnership. Individual unitholders have different investment basis depending upon the timing and price at which they acquired their common units. Further, each unitholder's tax accounting, which is partially dependent upon the unitholder's tax position, differs from the accounting followed in the Partnership's consolidated financial statements. Accordingly, the aggregate difference in the basis of the Partnership's net assets for financial and tax reporting purposes cannot be readily determined because information regarding each unitholder's tax attributes in the Partnership is not available to the Partnership.

        One of the Partnership's wholly owned subsidiaries, GMG, is a taxable entity for federal and state income tax purposes. Current and deferred income taxes are recognized on the separate earnings of GMG for the years ended December 31, 2013, 2012 and 2011. The after-tax earnings of GMG are included in the earnings of the Partnership. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes for GMG. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Partnership calculates its current and deferred tax provision based on estimates and assumptions that could differ from actual results reflected in income tax returns filed in subsequent years. Adjustments based on filed returns are recorded when identified. See Note 5.

        The Partnership recognizes deferred tax assets to the extent that the recoverability of these assets satisfies the "more likely than not" recognition criteria in accordance with accounting guidance regarding income taxes. Based upon projections of future taxable income, the Partnership believes that the recorded deferred tax assets will be realized.

Foreign Currency Transactions

Foreign Currency Transactions

        Gains/(losses) realized from transactions denominated in foreign currencies are included in cost of sales in the consolidated statement of income and totaled $(162,000) and $145,000 for the years ended December 31, 2013 and 2012, respectively. No gains or losses were recognized for the year ended December 31, 2011.

Concentration of Risk

Concentration of Risk

The following table presents the Partnership’s product sales and logistics revenue as a percentage of total sales for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Gasoline sales: gasoline and gasoline blendstocks such as ethanol and naphtha	65%	65%	62%	59%
Crude oil sales and logistics revenue	15%	18%	14%	19%
Distillates (home heating oil, diesel and kerosene), residual oil, natural gas and propane sales	20%	17%	24%	22%
Total	100%	100%	100%	100%

The Partnership had one significant customer, ExxonMobil Corporation (“ExxonMobil”), that accounted for approximately 19% and 17% of total sales for the three and nine months ended September 30, 2014, respectively.  The Partnership had two significant customers, ExxonMobil and Phillips 66, which accounted for approximately 18% and 11%, respectively, of total sales for the three months ended September 30, 2013 and approximately 15% and 14%, respectively, of total sales for the nine months ended September 30, 2013.

Concentration of Risk

        Financial instruments that potentially subject the Partnership to concentration of credit risk consist primarily of cash, cash equivalents, accounts receivable, firm commitments and, under certain circumstances, futures contracts, forward fixed price contracts, options and swap agreements, all of which may be used to hedge commodity and interest rate risks. The Partnership invests excess cash primarily in investment-grade securities and, by policy, limits the amount of credit exposure to any one financial institution. The Partnership provides credit in the normal course of its business. The Partnership performs ongoing credit evaluations of its customers and provides for credit losses based on specific information and historical trends. Credit risk on trade receivables is minimized as a result of the Partnership's large customer base. Losses have historically been within management's expectations. See Note 4 for a discussion regarding risk of credit loss related to futures contracts, forward fixed price contracts, options and swap agreements. The Partnership's wholesale and commercial customers of refined petroleum products, renewable fuels, crude oil, natural gas and propane are primarily located in the Northeast. The Partnership's retail gasoline stations are located in Massachusetts, Connecticut, New Hampshire, Rhode Island, New Jersey, New York, Pennsylvania, Maine and Vermont.

        Due to the nature of the Partnership's business and its reliance, in part, on consumer travel and spending patterns, the Partnership may experience more demand for gasoline and gasoline blendstocks during the late spring and summer months than during the fall and winter. Travel and recreational activities are typically higher in these months in the geographic areas in which the Partnership operates, increasing the demand for gasoline and gasoline blendstocks that the Partnership distributes. Therefore, the Partnership's volumes in gasoline and gasoline blendstocks are typically higher in the second and third quarters of the calendar year. As demand for some of the Partnership's refined petroleum products, specifically home heating oil and residual oil for space heating purposes, is generally greater during the winter months, heating oil and residual oil sales are generally higher during the first and fourth quarters of the calendar year. These factors may result in significant fluctuations in the Partnership's quarterly operating results.

        The following table presents the Partnership's product sales and logistics revenue as a percentage of total revenues for the years ended December 31:

	2013	2012	2011
Gasoline sales: gasoline and gasoline blendstocks such as ethanol and naphtha	58%	68%	68%
Crude oil sales and logistics revenue	18%	7%	*
Distillates (home heating oil, diesel and kerosene), residual oil, natural gas and propane sales	24%	25%	32%

Total	100%	100%	100%

*
Less than 1/2%

        The Partnership is dependent on a number of suppliers of fuel-related products, both domestically and internationally. The Partnership is dependent on the suppliers being able to source product on a timely basis and at favorable pricing terms. The loss of certain principal suppliers or a significant reduction in product availability from principal suppliers could have a material adverse effect on the Partnership, at least in the near term. The Partnership believes that its relationships with its suppliers are satisfactory and that the loss of any principal supplier could be replaced by new or existing suppliers.

Derivative Financial Instruments

Derivative Financial Instruments

        Accounting and reporting guidance for derivative instruments and hedging activities requires that an entity recognize derivatives as either assets or liabilities on the balance sheet and measure the instruments at fair value. Changes in the fair value of the derivative are to be recognized currently in earnings, unless specific hedge accounting criteria are met. The Partnership principally uses derivative instruments to hedge the commodity risk associated with its inventory and product purchases and sales and to hedge variable interest rates associated with the Partnership's credit facilities.

  Fair Value Hedges

        The Partnership enters into futures contracts in the normal course of business to reduce the risk of loss of inventory value, which could result from fluctuations in market prices. These futures contracts are designated as fair value hedges against the inventory with specific futures contracts matched to specific barrels of inventory. As a result of the Partnership's hedge designation on these transactions, the futures contracts are recorded on the Partnership's consolidated balance sheet and marked to market through the use of independent markets based on the prevailing market prices of such instruments at the date of valuation. Likewise, the underlying inventory being hedged is also marked to market. Changes in the fair value of the futures contracts, as well as the change in the fair value of the hedged inventory, are recognized in the consolidated statement of income through cost of sales. These futures contracts are settled on a daily basis by the Partnership through brokerage margin accounts.

  Cash Flow Hedges

        The Partnership utilizes various interest rate derivative instruments to hedge variable interest rate on its debt. These derivative instruments are designated as cash flow hedges of the underlying debt. To the extent such hedges are effective, the changes in the fair value of the derivative instrument are reported as a component of other comprehensive income (loss) and reclassified into interest expense or interest income in the same period during which the hedged transaction affects earnings.

        In September 2008, the Partnership executed a zero premium interest rate collar with a major financial institution. The collar, which became effective on October 2, 2008 and expired on October 2, 2013, was used to hedge the variability in cash flows in monthly interest payments made on $100.0 million of one-month LIBOR-based borrowings on the credit facility (and subsequent refinancings thereof) due to changes in the one-month LIBOR rate.

        In October 2009, the Partnership executed an interest rate swap with a major financial institution. The swap, which became effective on May 16, 2011 and expires on May 16, 2016, is used to hedge the variability in interest payments due to changes in the one-month LIBOR swap curve with respect to $100.0 million of one-month LIBOR-based borrowings on the credit facility at a fixed rate of 3.93%.

        In April 2011, the Partnership executed an interest rate cap with a major financial institution. The rate cap, which became effective on April 13, 2011 and expires on April 13, 2016, is used to hedge the variability in interest payments due to changes in the one-month LIBOR rate above 5.5% with respect to $100.0 million of one-month LIBOR-based borrowings on the credit facility.

        In September 2013, the Partnership executed an interest rate swap with a major financial institution. The swap, which became effective on October 2, 2013 and expires on October 2, 2018, is used to hedge the variability in cash flows in monthly interest payments due to changes in the one-month LIBOR swap curve with respect to $100.0 million of one-month LIBOR-based borrowings on the credit facility at a fixed rate of 1.819%. This swap essentially replaced the interest rate collar that expired on October 2, 2013.

Other Derivative Activity

  Other Derivative Activity

        The Partnership uses futures contracts, and occasionally swap agreements, to hedge its commodity exposure under forward fixed price purchase and sale commitments on its products. These derivatives are not designated by the Partnership as either fair value hedges or cash flow hedges. Rather, the forward fixed price purchase and sales commitments, which meet the definition of a derivative, are reflected in the Partnership's consolidated balance sheet. The related futures contracts (and swaps, if applicable) are also reflected in the Partnership's consolidated balance sheet, thereby creating an economic hedge. Changes in the fair value of the futures contracts (and swaps, if applicable), as well as offsetting gains or losses due to the change in the fair value of forward fixed price purchase and sale commitments, are recognized in the consolidated statement of income through cost of sales. These futures contracts are settled on a daily basis by the Partnership through brokerage margin accounts.

        While the Partnership seeks to maintain a position that is substantially balanced within its product purchase activities, it may experience net unbalanced positions for short periods of time as a result of variances in daily sales and transportation and delivery schedules as well as other logistical issues inherent in the business, such as weather conditions. In connection with managing these positions, maintaining a constant presence in the marketplace, and managing the futures market outlook for future anticipated inventories, which are necessary for its business, the Partnership engages in a controlled trading program for up to an aggregate of 250,000 barrels of products at any one point in time. Any derivatives not involved in a direct hedging activity are marked to market and recognized in the consolidated statement of income through cost of sales.

        The Partnership also markets and sells natural gas by entering into forward purchase commitments for natural gas when it enters into arrangements for the forward sale commitment of product for physical delivery to third-party users. The Partnership reflects the fair value of forward fixed purchase and sales commitments in its consolidated balance sheet. Changes in the fair value of the forward fixed price purchase and sale commitments are recognized in the consolidated statement of income through cost of sales.

        During the years ended December 31, 2013 and 2012, the Partnership entered into forward currency contracts to hedge certain foreign denominated (Canadian) product purchases. These forward contracts are not designated and are reflected in the consolidated balance sheets. Changes in the fair values of these forward currency contracts are reflected in cost of sales.

Net Income Per Limited Partner Unit

Net Income Per Limited Partner Unit

        Under the Partnership's partnership agreement, for any quarterly period, the incentive distribution rights ("IDRs") participate in net income only to the extent of the amount of cash distributions actually declared, thereby excluding the IDRs from participating in the Partnership's undistributed net income or losses. Accordingly, the Partnership's undistributed net income is assumed to be allocated to the common and subordinated unitholders, or limited partners' interest, and to the General Partner's general partner interest. On February 16, 2011, all subordinated units converted to common units.

        At December 31, 2013 and 2012, common units outstanding as reported in the accompanying consolidated financial statements excluded 169,816 and 119,915 common units, respectively, held on behalf of the Partnership pursuant to its repurchase program (see Note 12). These units are not deemed outstanding for purposes of calculating net income per limited partner unit (basic and diluted).

        The following table provides a reconciliation of net income and the assumed allocation of net income to the limited partners' interest for purposes of computing net income per limited partner unit (in thousands, except per unit data):

	Year Ended December 31, 2013
Numerator:	Total	Limited Partner Interest	General Partner Interest	IDRs
Net income attributable to Global Partners LP (1)	$42,615	$39,094	$3,521	$—

Declared distribution	$69,070	$65,356	$547	$3,167
Assumed allocation of undistributed net income	(26,455)	(26,262)	(193)	—

Assumed allocation of net income	$42,615	$39,094	$354	$3,167

Denominator:
Basic weighted average limited partner units outstanding		27,329
Dilutive effect of phantom units		231

Diluted weighted average limited partner units outstanding		27,560
Basic net income per limited partner unit		$1.43

Diluted net income per limited partner unit		$1.42

	Year Ended December 31, 2012
Numerator:	Total	Limited Partner Interest	General Partner Interest	IDRs
Net income attributable to Global Partners LP (1)	$46,743	$45,531	$1,212	$—

Declared distribution	$60,132	$58,360	$489	$1,283
Adjustment to distribution in connection with the Alliance acquisition (2)	(1,929)	(1,929)	—	—

Adjusted declared distribution	58,203	56,431	489	1,283
Assumed allocation of undistributed net income	(11,460)	(10,900)	(560)	—

Assumed allocation of net income	$46,743	$45,531	$(71)	$1,283

Denominator:
Basic weighted average limited partner units outstanding		26,393
Dilutive effect of phantom units		174

Diluted weighted average limited partner units outstanding		26,567
Basic net income per limited partner unit		$1.73

Diluted net income per limited partner unit		$1.71

	Year Ended December 31, 2011
Numerator:	Total	Limited Partner Interest	General Partner Interest	IDRs
Net income attributable to Global Partners LP (3)	$19,352	$18,668	$684	$—

Declared distribution	$44,112	$43,160	$464	$488
Assumed allocation of undistributed net income	(24,760)	(24,492)	(268)	—

Assumed allocation of net income	$19,352	$18,668	$196	$488

Denominator:
Basic weighted average limited partner units outstanding		21,280
Dilutive effect of phantom units		194

Diluted weighted average limited partner units outstanding		21,474
Basic net income per limited partner unit		$0.88

Diluted net income per limited partner unit		$0.87

(1)
Calculation includes the effect of the March 1, 2012 issuance of 5,850,000 common units in connection with the acquisition of Alliance (see Note 3). As a result, the general partner interest was 0.83% and, based on a weighted average, 0.86% for the years ended December 31, 2013 and 2012, respectively.

(2)
In connection with the acquisition of Alliance on March 1, 2012 and the issuance of 5,850,000 common units, the Contribution Agreement provided that any declared distribution for the first quarter of 2012 reflect the seller's actual period of ownership during that quarter. The payment by the seller of $1.9 million reflects the timing of the transaction (March 1), the seller's 31 days of actual unit ownership in the 91 days of the quarter and the net receipt by seller ($1.0 million) of a pro-rated portion of the quarterly cash distribution of $0.50 per unit paid on the issued 5,850,000 common units.

(3)
Calculation includes the effect of the Partnership's November 2010 and February 2011 public offerings. As a result, the general partner interest was, based on a weighted average, 1.09% for year ended December 31, 2011.

        On April 24, 2013, the board of directors of the General Partner declared a quarterly cash distribution of $0.5825 per unit for the period from January 1, 2013 through March 31, 2013. On July 23, 2013, the board of directors of the General Partner declared a quarterly cash distribution of $0.5875 per unit for the period from April 1, 2013 through June 30, 2013. On October 23, 2013, the board of directors of the General Partner declared a quarterly cash distribution of $0.60 per unit for the period from July 1, 2013 through September 30, 2013. These declared cash distributions resulted in incentive distributions to the General Partner, as the holder of the IDRs, and enabled the Partnership to exceed its second target level distribution with respect to such IDRs. On January 22, 2014, the board of directors of the General Partner declared a quarterly cash distribution of $0.6125 per unit for the period from October 1, 2013 through December 31, 2013. This declared cash distribution resulted in incentive distributions to the General Partner, as the holder of the IDRs, and enabled the Partnership to exceed its second target level distribution with respect to such IDRs. See Note 14, "Partners' Equity, Allocations and Cash Distributions" for further information.

Accounting Standards or Updates Recently Adopted

Accounting Standards or Updates Recently Adopted

        In February 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2013-02, "Other Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income." Under this standard, an entity is required to provide information about the amounts reclassified out of Accumulated Other Comprehensive Income ("AOCI") by component. In addition, an entity is required to present, either on the face of the financial statements or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required to be reclassified in its entirety in the same reporting period. For amounts that are not required to be classified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional details about those amounts. This standard does not change the current requirements for reporting net income or other comprehensive income in the financial statements. The Partnership adopted this guidance on January 1, 2013 which did not have a material impact on the Partnership's financial position, results of operations or cash flows.

        In January 2013, the FASB issued ASU No. 2013-01, "Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities." This standard provides additional guidance on the scope of disclosures about offsetting assets and liabilities. The additional guidance provides that only recognized derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending transactions would be subject to disclosure requirements. The Partnership adopted this guidance on January 1, 2013 which did not have a material impact on the Partnership's financial position, results of operations or cash flows.

Accounting Standards or Updates Not Yet Effective

Accounting Standards or Updates Not Yet Effective

        In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exist." ASU 2013-11 amends the presentation requirements of ASC 740, "Income Taxes," and requires an unrecognized tax benefit to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, similar tax loss, or a tax credit carryforward. To the extent the tax benefit is not available at the reporting date under the governing tax law or if the entity does not intend to use the deferred tax asset for such purpose, the unrecognized tax benefit should be presented as a liability and not combined with deferred tax assets. The ASU is effective for annual periods, and interim periods within those years, beginning after December 15, 2013, which is the Partnership's fiscal 2014. The amendments are to be applied to all unrecognized tax benefits that exist as of the effective date and may be applied retrospectively to each prior reporting period presented. The Partnership is currently evaluating the impact of the adoption of ASU 2013-11 on its consolidated financial statements. The Partnership does not expect the adoption of this standard to have any impact on its consolidated financial statements, as the Partnership's current practice is consistent with this standard.

        The Partnership has evaluated the accounting guidance recently issued and has determined that there are no other standards or updates will not have a material impact on its financial position, results of operations or cash flows.